1

2 DECEMBER 7, 2022

3 – Steven Schwartz – Anant Bhalla, Jim Hamalainen, Axel André – Ted Huffman – Bill Sacher – Josh Harris – Anant Bhalla, Jim Hamalainen, Axel André

4 The forward-looking statements in this presentation or that American Equity Life uses on the accompanying conference call, such as 2022E, 2023E, 2024E, 2025E, beyond, illustration, long-term, near-term, path, scenario, strategy, sustainable, anticipate, assume, become, believe, can, could, estimate, expect, forward, future, goal, guidance, intend, likely, may, might, model, opportunity, outlook, over time, plan, project, risk, should, target, toward, trends, will, would, and their derivative forms and similar words, as well as any projections of future results, are based on assumptions and expectations that involve risks and uncertainties, including the "Risk Factors" the company describes in its U.S. Securities and Exchange Commission filings. The Company's future results could differ, and it has no obligation to correct or update any of these statements. We use non-certain GAAP financial measures in this presentation and on the accompanying conference call. These are not a replacement for financial measures based on generally accepted account principles. We believe the combined presentation and evaluation of such measures provides information that may enhance an investor’s understanding of our underlying results and profitability. For more information on non-GAAP financial measures, see the information in the following slides and on the investor relations pages of our website, ir.american-equity.com. Materials presented and statements by 26 North, Adams Street, Pretium, or their representatives, or other non-AEL personnel, are disclosed by those firms or individuals and not by American Equity Life. AEL is the brand name of American Equity Investment Life Holding Company® which specializes in the sale of fixed index and fixed rate annuities through its wholly-owned operating subsidiaries American Equity Investment Life Insurance Company®, Eagle Life Insurance Company®, and American Equity Investment Life Insurance Company of New York.

5

Assembled a Strong Team with Execution Focus

AEL



Anant Bhalla

Chief Executive Officer & President

Previous Experience:
AIG, Brighthouse, MetLife, Ameriprise, Lincoln Financial

20+ Years Industry Experience
(2+ Years at AEL)



Axel André

Executive Vice President & Chief Financial Officer

Previous Experience:
Jackson, AIG, Goldman Sachs

20+ Years Industry Experience
(1+ Years at AEL)



Jim Hamalainen

Executive Vice President & Chief Investment Officer

Previous Experience:
Brighthouse, Ameriprise, American Express

25+ Years Industry Experience
(2+ Years at AEL)



Jeffrey Lorenzen

Executive Vice President & Chief Risk Officer

Previous Experience:
West Bank, Investors Management Group

30+ Years Industry Experience
(13+ Years at AEL)



Nick Volpe

Chief Technology Officer

Previous Experience:
Guardian Life, AXA

20+ Years Industry Experience
(<1 Years at AEL)



Pradip Ghosh

Senior Managing Director, Private Asset Partnerships & Special Situations Investing

Previous Experience:
Lockton, Ares, Lehman Brothers, Barclays

25+ Years Industry Experience
(1+ Years at AEL)



Mark Reilly

Chief Client Solutions Officer

Previous Experience:
Brighthouse, MetLife, Travelers

25+ Years Industry Experience
(2+ Years at AEL)



Graham Day

President, Eagle Life Insurance Company

Previous Experience:
Equitable, Donaldson, Lufkin & Jenrette

20+ Years Industry Experience
(2+ Years at AEL)



Michael Brandriet

Chief Distribution Officer, American Equity Investment Life Insurance Company

Previous Experience:
Allianz, AXA

25+ Years Industry Experience
(2+ Years at AEL)



Kate Etinger

Chief People Officer

Previous Experience:
Bank Leumi USA, Citi, Knight Capital, Merrill Lynch, HSBC

20+ Years Industry Experience
(<1 Years at AEL)

6

7

8 $42.42 $19.99 $10.00 $20.00 $30.00 $40.00 $50.00 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Share Price Reinsurance Investment Management Other Source: FactSet. Data as at 12/2/2022. 1 Share price as at 9/25/2020. 2/17/2021 AEL Announces Adams Street Partnership 1/3/2022 Brookfield Re Receives Form A Approval and Closes Tranche II 10/11/2021 AEL Closes Initial Reinsurance Transaction with BAM Re 9/28/2021 AEL Announces BlackRock and Conning Partnerships 11/4/2021 AEL Announces Monroe Capital Partnership 11/2/2021 AEL Provides Financing and Capital Support to Pretium for Acquisition of Anchor Loans 11/8/2022 AEL Announces Strategic Partnership With 26North 10/18/2020 AEL Announces Strategic Partnership with BAM 10/1/2020 AEL Confirms Receipt of Unsolicited Non-Binding Acquisition Proposal 9/28/2020 AEL Formally Introduces AEL 2.0 11/11/2022 AEL Authorizes Additional $400M for Share Buyback 1 10/29/2020 AEL Announces Pretium Partnership

Go-to-Market Strategy — Today: At-Scale Leading U.S. Platform

AEL

1 Scaled Origination Machine

- 27 year history of selling fixed annuities
- Ability to originate liabilities for AEL's balance sheet and to fund vehicles backed by third-party capital
- Flexible to adjust to rapid market changes like quickly changing caps, participation rates, and crediting rates and distribution focused products
- Key focus: React to competitor actions quickly — when appropriate


01
02
03
04

Resilient Product Suite 2

- Complete package for clients & distributors
- Stable product suite including accumulation and income offerings
- Key focus: Products with risk / return profile commensurate with public & private investor appetite

3 Diversified Distribution

- Top 5 FIA origination in IMO channel (2021)[1]
- Significant agent loyalty in IMO channel
- Scaling Eagle Life (IBDs and banks emphasis)
- Purchase of broker dealer to enter registered products
- Key focus: channel expansion and grow loyal producer base leveraging AEL strengths

Service + Value Add 4

- Industry-leading customer service (#1 for Customer Satisfaction among Annuity Providers in the J.D. Power 2022 U.S. Individual Annuity Study)
- Expand to omni-channel experience for agents
- Marketing support to producers (e.g., FIAs as a bond replacement asset class in 60 – 40 allocations)
- Key focus: Ease of doing business

[1] Secured Retirement Institute U.S. Individual Annuities Sales Survey, Fourth Quarter 2021.

9

10 (Exp. 2023) BlackRock® is a registered trademark of BlackRock, Inc. and its affiliates (“BlackRock”) and is used under license. BlackRock makes no representations or warranties regarding the advisability of investing in any product or the use of any service offered by American Equity Investment Life Insurance Company. BlackRock has no obligation or liability in connection with the operation, marketing, trading or sale of any product or service offered by American Equity Investment Life Insurance Company.

11 ▪ − − − ▪ − − ▪ − −

AEL

Delivering Superior Differentiated Investment Management Capabilities on Par with Alternative Asset Managers

Differentiated Partnerships with Industry-Leading Asset Managers…

Pretium	Adams Street	Monroe Capital	26North (Exp. 2023)	I Squared Capital	BlackRock	Conning
Residential real estate credit (whole loans) and equity (single family rental); short-term mortgage loans through Anchor Loan acquisition	Insurer capital efficient investment vehicles established primarily to invest in secured loans to US middle-market private companies	Dedicated technology lending platform focusing on middle-market Software, Technology and Recurring Revenue ("STARR") loans	Multi-asset class investment platform, with investment strategies including private equity and private credit in insurer-friendly format	Global infrastructure investment manager focusing on energy, utilities, telecom and transport in North America, Europe, and select high growth economies	Asset manager providing investment management, risk management and advisory services to institutional, intermediary and retail clients worldwide	Investment manager providing investment expertise, software and services, and insurance research services

…Drive Private Asset Origination…

Private Assets — % of Total Assets [1]


9%
2020
+$5B
18%
3Q 2022

…While Optimizing Investment Yield

Average Yield on Invested Assets (%) [2]


~4.0%
2020
+30bps
~4.3%
2022 Q1–Q3

[1] Private assets include mortgage loans on real estate, real estate investments and other investments. [2] Excludes impact of additional prepayment income.

BlackRock® is a registered trademark of BlackRock, Inc. and its affiliates ("BlackRock") and is used under license. BlackRock makes no representations or warranties regarding the advisability of investing in any product or the use of any service offered by American Equity Investment Life Insurance Company. BlackRock has no obligation or liability in connection with the operation, marketing, trading or sale of any product or service offered by American Equity Investment Life Insurance Company.

12

Overview of Private Assets: ~18% of Invested Assets

AEL

	Asset Class	%	Reward	Key Risks
Loans	Residential	5%	Investments in residential loans provide an attractive risk-adjusted return through underwriting that results in a prime borrower profile with high levels of equity subordination.	Declining home values could change borrower behavior and potentially increase loss severity in the event of default.
Loans	Commercial	6%	Senior secured loan structures insulate the investment from loss risk. Focused on asset selection in higher growth markets and less volatile asset types (multifamily, industrial, and technical infrastructure).	Macroeconomics and inflationary pressure may lead to occupancy declines, which will add to borrower stress from increasing debt service obligations and/or refinancing risk.
Loans	Agricultural	1%	Stable and long-term asset provides capital preservation during economic uncertainty; good inflation hedge. Farmland is a finite resource with favorable long-term supply and demand dynamics; Low volatility asset class and low correlation to other asset classes.	Crop production risk stemming from unpredictable weather events, pests, disease and other factors can negatively impact net farm income.
Private Credit	Middle-Market Credit	2%	Senior secured loans to small- and medium-sized companies with strong lender protections. Scalable and diversified asset class across borrower end markets, with lower rate risk (given floating terms) and better structure versus high yield public credit markets.	A recessionary environment may lead to a higher probability of borrowers coming under stress and limit market access to refinance debt.
Private Credit	Specialty Finance / Asset-Backed Credit	<1%	Loans secured by asset level cash flows in which structures are bilaterally negotiated, which provides stronger credit protection, better alignment with borrowers, and better ratings stability and regulatory capital efficiency. Diversified and heterogeneous collateral.	Default and prepayment experience that exceeds historical thresholds can negatively impact returns.
Private Credit	Infrastructure Debt	1%	Senior secured loans made against infrastructure assets or to operators of infrastructure assets with yields that are at premium to public credit. Structural subordination mitigates downside risk. Given nature of underlying assets, historical loss rates have been below comparably rated corporate bonds.	Underperformance of underlying asset can stress cash flows. Complex workout in a default scenario that requires sector specific and deep operational expertise to mitigate adverse outcomes.
Equity	Residential Real Estate	2%	Long-term stability through a portfolio of geographically diversified, desirable rental houses in growing locations. Benefit from long-term appreciation and rent growth.	Negative rent growth for an extended time period or declining real estate values could degrade returns.
Equity	Commercial Real Estate	<1%	Long-term appreciation of real estate values in multifamily, industrial, and infrastructure investments. Opportunities to invest in difficult to replace assets, expected to be resilient through economic cycles.	Adverse net operating income generation for an extended time period or declining real estate values could degrade returns.
Equity	Infrastructure	0%	Strong hedge against inflation. Generally low market volatility and little correlation to other asset classes. Due to infrastructure assets' inelastic demand profile, investments tend to largely be unaffected by fluctuations of moderate volatility in the market, with low correlation to other asset classes.	Illiquid nature of infrastructure assets. Wide variety of risk profiles and return drivers across infrastructure types.
Equity	Core Private Equity	0%	Valuation becoming more compelling, good entry point. Existing deals may benefit from their lower debt financing.	Entering a more uncertain economic environment may be more challenging given inflationary and interest rate risks. New deals will likely require more equity. Legacy assets could be mispriced, have higher risk of default (more leverage) and more difficult exits. Deal flow is declining.

13

14 Note: As of 9/30/2022. 1 Based on internal estimates. 2 Includes cash and cash equivalents plus FHLB borrowing capacity. 3 Calculated as total statutory assets / total adjusted capital. 4 Total capitalization is calculated as $3.2 billion of total stockholders’ equity plus $0.9 billion of debt excluding $2.2 billion of accumulated other comprehensive income. A– AM Best A– S&P Global A– Fitch

15 AEL 2.0

16

17 1 Assuming current forward rate curve. ~4.0% ~4.3% ~4.8%+ ~2.4% ~2.6% ~2.9% ~10% 12–14% 12–15% ~$1.2B ~$5.0B ~$4.0B+

Key Driver ❷ : Business Mix Transformation

AEL



2020A
2022E
2023E
2024E
Liability Mix
100%
~15%
~85%
~20 – 25%
~75 – 80%
~30 – 35%
~65 – 70%
GAAP Earnings Mix
100%
~10%
~90%
~15%
~85%
~25%
~75%
Spread-Related
Fee-Related

Note: Spread-related refers to in-force liabilities and earnings generated from those liabilities. Fee-related refers to those liabilities that have been reinsured and upon which the company receives fees or commissions from its reinsurance counterparties.

18

19 1. 100% U.S. insurance regulatory regime 2. Trapped capital without reinsurance optimization 3. Historically, no capital return to shareholders beyond common stock dividends 1. Released trapped capital via Bermuda regime and redundant reserve financing 2. Capital release via in-force reinsurance 3. Capital efficient growth in fee-related earnings (FRE) via new business / flow reinsurance with Brookfield Re 4. Reinvested freed up capital to grow NII from private assets 5. Initiated capital return to shareholders through share buyback 1. Growing spread-related earnings (SRE) investment margin by reinvesting capital to support private asset ramp 2. Attracting third-party capital via reinsurance sidecars for growth in FRE 3. Growing FRE via flow insurance with Brookfield Re, other reinsurance partners and sidecar vehicles 4. Sustained capital return to shareholders

Projected Growth in Balance of Fee-Generating Reinsured Liabilities

AEL



$–B
~$4B
~$9B
~$13 – 14B
~$19 – 20B
YE 2020A
YE 2021A
YE 2022E
YE 2023E
YE 2024E
Flow — % of New Business FIA Sales:
–%
~10%
~30%
~40%
~50%
In-force (Existing Arrangements)
Cumulative New Business (i.e., Flow) (Existing Arrangements)
In-force (Future Sidecars)
Cumulative New Business (i.e., Flow) (Future Sidecars)

20

21 Year 1 Year 2 Year 3 Illustrative Sidecar Liabilities Beginning of Period — $4,000 $5,000 In-Force Premium $3,000 — — Flow Premium 1,000 $1,000 $1,000 End of Period $4,000 $5,000 $6,000 Illustrative Cash Impact Ceding Commission (In-Force) $150 — — Ceding Commission (Flow) 50 $50 $50 Total $200 $50 $50 Sidecar vehicles to provide (a) in-force reinsurance and (b) new business flow capacity →

22 $100M+ $150M+ FY 2020A FY 2022E FY 2025E $250 – 300M $0 Spread-Related FCF Fee-Related FCF $150 – 175M ▪ Spread-Related FCF: supported by (1) growing effective yield through private asset origination and margin expansion, (2) writing profitable new business and (3) lowering capital requirements through reinsurance / capital management ▪ Fee-Related FCF: growing capital-light fee streams supported by current reinsurance relationships and new sidecars Key Assumptions ▪ Gross sales: $4B and $5B in 2023 and 2024, respectively ▪ $1B ceded to Brookfield Re annually; gross commission and ALM fee of ~170bps combined ▪ 1 sidecar executed in 2023 and 2024 (each $3B in-force + $1B flow annually)

23 SRE 60 – 70% FRE 30 – 40%

24 AEL 2.0

25 1 Total privately sourced assets of 18%. (Exp. 2023) (Exp. 2023)

26

27